Exhibit 99.2

Non-US GAAP Financial Measures and Supplemental Information
October 18, 2018
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures. This document is updated quarterly.
Presentation
This document presents the Company's four business segments, Engineered Materials, Acetate Tow, Industrial Specialties and Acetyl Intermediates, with one subtotal reflecting our core, the Acetyl Chain, which is based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company's Industrial Specialties segment and Acetyl Intermediates segment.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties because the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), operating margin, cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other US GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Investor Relations/Financial Information/SEC Filings page of our website, www.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present in this document, in the presentation itself or on a Form 8-K in connection with the presentation on the Investor Relations/Financial Information/Non-GAAP Financial Measures page of our website, www.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT margin, operating EBITDA, operating EBITDA margin, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital (adjusted). The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin and operating EBITDA margin is operating margin; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.
Definitions

•
Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items (refer to Table 8). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted EBIT on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.

•
Adjusted EBIT by core (i.e. the Acetyl Chain) may also be referred to by management as core income. Adjusted EBIT margin by core may also be referred to by management as core income margin. Adjusted EBIT by business segment may also be referred to by management as segment income. Adjusted EBIT margin by business segment may also be referred to by management as segment income margin.

•
Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.

•
Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI"). We believe that operating profit (loss) attributable to Celanese Corporation provides transparent and useful information to management, investors, analysts and other parties in evaluating our core operational performance. Operating margin attributable to Celanese Corporation is defined by the Company as operating profit (loss) attributable to Celanese Corporation divided by net sales. Operating margin attributable to Celanese Corporation has the same uses and limitations as Operating profit (loss) attributable to Celanese Corporation.

•
Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted earnings per share on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information.

Note: The income tax expense (benefit) on Certain Items ("Non-GAAP adjustments") is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management's assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. Table 3a summarizes the reconciliation of our estimated GAAP effective tax rate to the adjusted tax rate. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.

•
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our methanol joint venture, Fairway Methanol LLC ("Fairway"). We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.

•
Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.

•
Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our stockholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns. In addition, achievement of certain predetermined targets relating to return on invested capital (adjusted) is one of the factors we consider in determining the amount of performance-based compensation received by our management.

Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:

•
Net sales for the Acetyl Chain and each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for the Acetyl Chain and each of our business segments.

•	Cash dividends received from our equity and cost investments.

•
For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.

Recent Developments
Effective January 1, 2018, we reorganized our operating and reportable segments to align with recent structural and management reporting changes. The change reflects the movement of our food ingredients business from the Consumer Specialties reportable segment into the Engineered Materials reportable segment. The former Consumer Specialties reportable segment is being renamed the Acetate Tow segment and the former Advanced Engineered Materials reportable segment is being renamed the Engineered Materials segment. This reorganization better reflects how we manage our food ingredients' related products commercially. Engineered Materials and food ingredients are both project-based models which focus on delivering customized solutions and are led by the same senior management team. These changes in operating and reportable segments were applied retrospectively to prior periods through 2014.
Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	Q3 '18	Q2 '18	Q1 '18	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In $ millions)
Net earnings (loss) attributable to Celanese Corporation	401	344	363	843	203	226	231	183
(Earnings) loss from discontinued operations	6	—	2	13	1	4	8	—
Interest income	(2)	—	(2)	(2)	—	(1)	(1)	—
Interest expense	30	32	33	122	31	32	30	29
Refinancing expense	—	—	—	—	—	—	—	—
Income tax provision (benefit)	54	97	65	213	60	57	40	56
Certain Items attributable to Celanese Corporation (Table 8)	5	18	13	167	57	27	18	65
Adjusted EBIT	494	491	474	1,356	352	345	326	333
Depreciation and amortization expense(1)	77	82	79	303	79	78	75	71
Operating EBITDA	571	573	553	1,659	431	423	401	404

	Q3 '18	Q2 '18	Q1 '18	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In $ millions)
Engineered Materials	—	1	—	—	—	—	—	—
Acetate Tow	11	3	—	—	—	—	—	—
Industrial Specialties	1	—	—	2	—	2	—	—
Acetyl Intermediates	1	—	—	—	—	—	—	—
Other Activities(2)	—	—	—	—	—	—	—	—
Accelerated depreciation and amortization expense	13	4	—	2	—	2	—	—
Depreciation and amortization expense(1)	77	82	79	303	79	78	75	71
Total depreciation and amortization expense	90	86	79	305	79	80	75	71
______________________________

(1)	Excludes accelerated depreciation and amortization expense as detailed in the table above, which amounts are included in Certain Items above.

(2)
Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	Q3 '18		Q2 '18		Q1 '18		2017		Q4 '17		Q3 '17		Q2 '17		Q1 '17
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Engineered Materials	124	19.3%	114	17.2%	127	19.1%	412	18.6%	98	16.9%	105	18.3%	105	19.2%	104	20.2%
Acetate Tow	26	16.5%	39	24.1%	46	27.4%	189	28.3%	41	26.1%	45	28.7%	41	25.2%	62	32.5%
Acetyl Chain(1)	287	28.5%	273	26.0%	253	24.1%	509	15.1%	175	19.7%	147	17.0%	135	16.3%	52	6.5%
Other Activities(2)	(63)		(68)		(83)		(253)		(74)		(68)		(63)		(48)
Total	374	21.1%	358	19.4%	343	18.5%	857	14.0%	240	15.1%	229	14.6%	218	14.4%	170	11.6%
Less: Net Earnings (Loss) Attributable to NCI(1)	1		1		2		6		1		2		2		1
Operating Profit (Loss) Attributable to Celanese Corporation	373	21.1%	357	19.4%	341	18.4%	851	13.9%	239	15.0%	227	14.5%	216	14.3%	169	11.5%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Engineered Materials	124	19.3%	114	17.2%	127	19.1%	412	18.6%	98	16.9%	105	18.3%	105	19.2%	104	20.2%
Acetate Tow	26	16.5%	39	24.1%	46	27.4%	189	28.3%	41	26.1%	45	28.7%	41	25.2%	62	32.5%
Acetyl Chain
Industrial Specialties	19	7.0%	22	7.6%	23	8.4%	85	8.3%	15	6.0%	19	7.2%	26	9.9%	25	10.2%
Acetyl Intermediates(1)	267	32.0%	250	29.0%	229	26.3%	418	15.7%	159	22.2%	126	18.4%	107	16.5%	26	4.2%
Eliminations	—		—		(1)		—		—		—		—		—
Subtotal	286	28.4%	272	25.9%	251	23.9%	503	14.9%	174	19.6%	145	16.8%	133	16.1%	51	6.4%
Other Activities(2)	(63)		(68)		(83)		(253)		(74)		(68)		(63)		(48)
Total	373	21.1%	357	19.4%	341	18.4%	851	13.9%	239	15.0%	227	14.5%	216	14.3%	169	11.5%
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Engineered Materials	62		54		54		171		43		47		38		43
Acetate Tow	26		33		32		107		26		24		28		29
Acetyl Chain
Industrial Specialties	—		1		—		—		—		—		—		—
Acetyl Intermediates	2		2		2		6		2		1		2		1
Subtotal	2		3		2		6		2		1		2		1
Other Activities(2)	1		—		6		10		8		(4)		2		4
Total	91		90		94		294		79		68		70		77
Non-Operating Pension and Other Post-Retirement Employee Benefit (Expense) Income Attributable to Celanese Corporation
Engineered Materials	—		—		—		—		—		—		—		—
Acetate Tow	—		—		—		—		—		—		—		—
Acetyl Chain
Industrial Specialties	—		—		—		2		1		1		—		—
Acetyl Intermediates	—		—		—		—		—		—		—		—
Subtotal	—		—		—		2		1		1		—		—
Other Activities(2)	25		26		26		42		(24)		22		22		22
Total	25		26		26		44		(23)		23		22		22
Certain Items Attributable to Celanese Corporation (Table 8)
Engineered Materials	1		7		1		16		1		5		7		3
Acetate Tow	13		5		—		5		1		—		2		2
Acetyl Chain
Industrial Specialties	2		2		—		3		—		3		—		—
Acetyl Intermediates	(13)		—		—		61		1		7		(3)		56
Subtotal	(11)		2		—		64		1		10		(3)		56
Other Activities(2)	2		4		12		82		54		12		12		4
Total	5		18		13		167		57		27		18		65
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(1)	Net earnings (loss) attributable to NCI is included within the Acetyl Intermediates segment.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited (cont.)

	Q3 '18		Q2 '18		Q1 '18		2017		Q4 '17		Q3 '17		Q2 '17		Q1 '17
	(In $ millions, except percentages)
Adjusted EBIT / Adjusted EBIT Margin
Engineered Materials	187	29.1%	175	26.4%	182	27.4%	599	27.1%	142	24.5%	157	27.4%	150	27.5%	150	29.2%
Acetate Tow	65	41.1%	77	47.5%	78	46.4%	301	45.1%	68	43.3%	69	43.9%	71	43.6%	93	48.7%
Acetyl Chain
Industrial Specialties	21	7.7%	25	8.7%	23	8.4%	90	8.8%	16	6.3%	23	8.7%	26	9.9%	25	10.2%
Acetyl Intermediates	256	30.7%	252	29.3%	231	26.5%	485	18.2%	162	22.6%	134	19.6%	106	16.3%	83	13.4%
Eliminations	—		—		(1)		—		—		—		—		—
Subtotal	277	27.5%	277	26.4%	253	24.1%	575	17.1%	178	20.0%	157	18.2%	132	16.0%	108	13.6%
Other Activities(2)	(35)		(38)		(39)		(119)		(36)		(38)		(27)		(18)
Total	494	27.9%	491	26.6%	474	25.6%	1,356	22.1%	352	22.1%	345	22.0%	326	21.6%	333	22.6%
Depreciation and Amortization Expense(1)
Engineered Materials	31		32		32		111		29		30		27		25
Acetate Tow	10		10		10		41		11		10		10		10
Acetyl Chain
Industrial Specialties	9		10		9		36		10		8		10		8
Acetyl Intermediates	25		26		26		105		27		26		26		26
Subtotal	34		36		35		141		37		34		36		34
Other Activities(2)	2		4		2		10		2		4		2		2
Total	77		82		79		303		79		78		75		71
Operating EBITDA / Operating EBITDA Margin
Engineered Materials	218	34.0%	207	31.2%	214	32.2%	710	32.1%	171	29.5%	187	32.6%	177	32.4%	175	34.0%
Acetate Tow	75	47.5%	87	53.7%	88	52.4%	342	51.2%	79	50.3%	79	50.3%	81	49.7%	103	53.9%
Acetyl Chain
Industrial Specialties	30	11.0%	35	12.2%	32	11.7%	126	12.3%	26	10.3%	31	11.7%	36	13.7%	33	13.5%
Acetyl Intermediates	281	33.7%	278	32.3%	257	29.5%	590	22.1%	189	26.4%	160	23.4%	132	20.3%	109	17.6%
Eliminations	—		—		(1)		—		—		—		—		—
Subtotal	311	30.9%	313	29.8%	288	27.4%	716	21.2%	215	24.2%	191	22.1%	168	20.3%	142	17.9%
Other Activities(2)	(33)		(34)		(37)		(109)		(34)		(34)		(25)		(16)
Total	571	32.2%	573	31.1%	553	29.9%	1,659	27.0%	431	27.1%	423	27.0%	401	26.6%	404	27.5%
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(1)	Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. See Table 1 for details.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '18		Q2 '18		Q1 '18		2017		Q4 '17		Q3 '17		Q2 '17		Q1 '17
		per share		per share		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	407	3.00	344	2.52	365	2.68	856	6.19	204	1.50	230	1.68	239	1.72	183	1.30
Income tax provision (benefit)	54		97		65		213		60		57		40		56
Earnings (loss) from continuing operations before tax	461		441		430		1,069		264		287		279		239
Certain Items attributable to Celanese Corporation (Table 8)	5		18		13		167		57		27		18		65
Adjusted earnings (loss) from continuing operations before tax	466		459		443		1,236		321		314		297		304
Income tax (provision) benefit on adjusted earnings(1)	(65)		(64)		(62)		(198)		(51)		(50)		(48)		(49)
Adjusted earnings (loss) from continuing operations(2)	401	2.96	395	2.90	381	2.79	1,038	7.51	270	1.98	264	1.93	249	1.79	255	1.81
					Diluted shares (in millions)(3)
Weighted average shares outstanding	134.5		135.6		135.9		137.9		135.8		136.6		138.6		140.6
Incremental shares attributable to equity awards	1.0		0.7		0.5		0.4		0.5		0.4		0.4		0.4
Total diluted shares	135.5		136.3		136.4		138.3		136.3		137.0		139.0		141.0
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(1)	Calculated using adjusted effective tax rates (Table 3a) as follows:

	Q3 '18	Q2 '18	Q1 '18	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In percentages)
Adjusted effective tax rate	14	14	14	16	16	16	16	16

(2)	Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages)
2017	10.5	7.3

(3)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 3a
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Estimated	Actual
	2018	2017
	(In percentages)
US GAAP annual effective tax rate	15	20
Discrete quarterly recognition of GAAP items(1)	(2)	(11)
Tax impact of other charges and adjustments(2)	(2)	1
Utilization of foreign tax credits	—	20
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	2	(13)
Other(4)	1	(1)
Adjusted tax rate	14	16
______________________________
Note: As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate for actual results.

(1)	Such as changes in tax laws (including US tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.

(2)	Reflects the tax impact on pre-tax adjustments presented in Certain Items (Table 8), which are excluded from pre-tax income for adjusted earnings per share purposes.

(3)	Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.

(4)	Tax impacts related to full-year forecasted tax opportunities and related costs.

Table 4
Net Sales by Segment - Unaudited

	Q3 '18	Q2 '18	Q1 '18	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In $ millions)
Engineered Materials	642	664	665	2,213	580	573	546	514
Acetate Tow	158	162	168	668	157	157	163	191
Acetyl Chain
Industrial Specialties	273	288	274	1,023	252	264	262	245
Acetyl Intermediates	835	861	871	2,669	717	684	649	619
Eliminations(1)	(102)	(100)	(94)	(321)	(81)	(85)	(85)	(70)
Subtotal	1,006	1,049	1,051	3,371	888	863	826	794
Other Activities(2)	—	—	—	—	—	—	—	—
Intersegment eliminations(1)	(35)	(31)	(33)	(112)	(32)	(27)	(25)	(28)
Net sales	1,771	1,844	1,851	6,140	1,593	1,566	1,510	1,471
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(1)	Includes intersegment sales as follows:

	Q3 '18	Q2 '18	Q1 '18	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In $ millions)
Acetate Tow	—	—	—	(2)	(2)	—	—	—
Industrial Specialties	—	(1)	(2)	(4)	(1)	(1)	(1)	(1)
Acetyl Intermediates	(137)	(130)	(125)	(427)	(110)	(111)	(109)	(97)
Intersegment eliminations	(137)	(131)	(127)	(433)	(113)	(112)	(110)	(98)

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended September 30, 2018 Compared to Three Months Ended June 30, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(2)	—	(1)	—	(3)
Acetate Tow	(2)	—	—	—	(2)

Industrial Specialties	(5)	2	(2)	—	(5)
Acetyl Intermediates	(3)	2	(2)	—	(3)
Acetyl Chain	(4)	2	(2)	—	(4)

Total Company	(3)	1	(2)	—	(4)
Three Months Ended June 30, 2018 Compared to Three Months Ended March 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(1)	3	(2)	—	—
Acetate Tow	(3)	—	(1)	—	(4)

Industrial Specialties	6	1	(2)	—	5
Acetyl Intermediates	(4)	4	(1)	—	(1)
Acetyl Chain	(2)	4	(1)	(1)	—

Total Company	(2)	3	(1)	—	—
Three Months Ended March 31, 2018 Compared to Three Months Ended December 31, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	10	3	2	—	15	(1)
Acetate Tow	8	—	—	—	8

Industrial Specialties	5	1	3	—	9
Acetyl Intermediates	9	11	2	—	22
Acetyl Chain	8	9	3	(2)	18

Total Company	9	6	2	(1)	16

Three Months Ended December 31, 2017 Compared to Three Months Ended September 30, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(8)	9	—	—	1
Acetate Tow	2	(2)	—	—	—

Industrial Specialties	(6)	1	—	—	(5)
Acetyl Intermediates	(4)	9	—	—	5
Acetyl Chain	(5)	7	—	1	3

Total Company	(5)	7	—	—	2
Three Months Ended September 30, 2017 Compared to Three Months Ended June 30, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	1	1	3	—	5
Acetate Tow	(5)	1	—	—	(4)

Industrial Specialties	(4)	2	3	—	1
Acetyl Intermediates	3	(1)	3	—	5
Acetyl Chain	1	—	3	—	4

Total Company	—	1	3	—	4
Three Months Ended June 30, 2017 Compared to Three Months Ended March 31, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	4	—	2	—	6	(2)
Acetate Tow	(12)	(3)	—	—	(15)

Industrial Specialties	2	3	2	—	7
Acetyl Intermediates	(1)	5	1	—	5
Acetyl Chain	—	5	1	(2)	4

Total Company	—	3	1	(1)	3
___________________________

(1)	2018 includes the effect of the acquisition of Omni Plastics, L.L.C.

(2)	2017 includes the effect of the acquisition of the nylon compounding division of Nilit Group.

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited (cont.)
Three Months Ended March 31, 2017 Compared to Three Months Ended December 31, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	33	—	(1)	—	32	(1)
Acetate Tow	2	(6)	—	—	(4)

Industrial Specialties	11	1	—	—	12
Acetyl Intermediates	(2)	6	—	—	4
Acetyl Chain	2	5	(1)	—	6

Total Company	11	2	(1)	—	12
___________________________

(1)	2017 includes the effect of the SO.F.TER. S.p.A. acquisition.

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended September 30, 2018 Compared to Three Months Ended September 30, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	7	6	(1)	—	12
Acetate Tow	5	(3)	—	(1)	1

Industrial Specialties	(1)	5	(1)	—	3
Acetyl Intermediates	(4)	26	—	—	22
Acetyl Chain	(3)	22	—	(2)	17

Total Company	1	14	(1)	(1)	13
Three Months Ended June 30, 2018 Compared to Three Months Ended June 30, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	11	7	4	—	22
Acetate Tow	1	(2)	—	—	(1)

Industrial Specialties	—	5	5	—	10
Acetyl Intermediates	8	22	4	(1)	33
Acetyl Chain	6	19	5	(3)	27

Total Company	7	13	4	(2)	22
Three Months Ended March 31, 2018 Compared to Three Months Ended March 31, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	19	3	7	—	29
Acetate Tow	(9)	(4)	1	—	(12)

Industrial Specialties	(3)	7	8	—	12
Acetyl Intermediates	5	30	6	—	41
Acetyl Chain	3	25	7	(3)	32

Total Company	7	14	6	(1)	26

Three Months Ended December 31, 2017 Compared to Three Months Ended December 31, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	45	—	4	—	49
Acetate Tow	(14)	(9)	1	1	(21)

Industrial Specialties	3	7	5	—	15
Acetyl Intermediates	(4)	21	3	—	20
Acetyl Chain	(2)	19	4	(2)	19

Total Company	10	10	3	(1)	22
Three Months Ended September 30, 2017 Compared to Three Months Ended September 30, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	45	(2)	2	—	45
Acetate Tow	(12)	(8)	1	—	(19)

Industrial Specialties	2	4	2	—	8
Acetyl Intermediates	(1)	16	1	—	16
Acetyl Chain	—	13	2	(2)	13

Total Company	11	6	2	(1)	18
Three Months Ended June 30, 2017 Compared to Three Months Ended June 30, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	42	(2)	(1)	—	39
Acetate Tow	(13)	(9)	—	—	(22)

Industrial Specialties	(1)	3	(2)	—	—
Acetyl Intermediates	(4)	14	(1)	1	10
Acetyl Chain	(3)	12	(2)	(1)	6

Total Company	8	5	(1)	—	12

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited (cont.)
Three Months Ended March 31, 2017 Compared to Three Months Ended March 31, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	43	(4)	(2)	—	37
Acetate Tow	(6)	(7)	—	—	(13)

Industrial Specialties	1	(2)	(2)	—	(3)
Acetyl Intermediates	(12)	7	(2)	—	(7)
Acetyl Chain	(9)	5	(2)	1	(5)

Total Company	5	1	(2)	1	5

Table 4c
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2017 Compared to Year Ended December 31, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	44	(2)	1	—	43
Acetate Tow	(11)	(8)	—	—	(19)

Industrial Specialties	1	3	—	—	4
Acetyl Intermediates	(5)	14	—	—	9
Acetyl Chain	(4)	12	—	—	8

Total Company	9	5	—	—	14

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	2018 (Forecast)(3)	Q3 '18	Q2 '18	Q1 '18	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In $ millions)
Net cash provided by (used in) investing activities	(550)	(78)	(96)	(235)	(549)	(92)	(68)	(325)	(64)
Net cash provided by (used in) financing activities	(870)	(383)	(254)	(2)	(351)	145	(247)	21	(270)

Net cash provided by (used in) operating activities	1,550	467	585	143	803	58	255	298	192
Capital expenditures on property, plant and equipment	(350)	(79)	(79)	(86)	(267)	(87)	(64)	(54)	(62)
Capital (distributions to) contributions from NCI	(20)	(6)	(6)	(2)	(27)	(9)	(10)	(4)	(4)
Free cash flow(1)(2)	1,180	382	500	55	509	(38)	181	240	126

Net sales	N/A	1,771	1,844	1,851	6,140	1,593	1,566	1,510	1,471

Free cash flow as % of Net sales	N/A	21.6%	27.1%	3.0%	8.3%	(2.4)%	11.6%	15.9%	8.6%
______________________________

(1)
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our joint venture, Fairway Methanol LLC ("Fairway").

(2)	Excludes required debt service and capital lease payments of $63 million and $27 million for the years ending December 31, 2018 and 2017, respectively.

(3)	Forward-looking amounts based upon estimates, management assumptions and expectations. Actual results may differ.

Table 6
Cash Dividends Received - Unaudited

	Q3 '18	Q2 '18	Q1 '18	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In $ millions)
Dividends from equity method investments	44	39	76	131	17	5	59	50
Dividends from cost method investments	26	34	32	108	26	24	29	29
Total	70	73	108	239	43	29	88	79
Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	Q3 '18	Q2 '18	Q1 '18	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In $ millions)
Short-term borrowings and current installments of long-term debt - third party and affiliates	229	366	425	326	326	435	384	107
Long-term debt, net of unamortized deferred financing costs	3,196	3,228	3,343	3,315	3,315	2,954	2,931	2,851
Total debt	3,425	3,594	3,768	3,641	3,641	3,389	3,315	2,958
Cash and cash equivalents	(703)	(708)	(490)	(576)	(576)	(461)	(511)	(501)
Net debt	2,722	2,886	3,278	3,065	3,065	2,928	2,804	2,457

Table 8
Certain Items - Unaudited
The following Certain Items attributable to Celanese Corporation are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	Q3 '18	Q2 '18	Q1 '18	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17	Income Statement Classification
	(In $ millions)
Plant/office closures	—	3	—	58	2	2	(3)	57	Cost of sales / SG&A / R&D / Other charges (gains), net
Mergers and acquisitions	3	11	13	35	9	10	7	9	Cost of sales / SG&A / Other income (expense), net
Impact from natural disasters(1)	—	—	—	11	—	11	—	—	Cost of sales
InfraServ ownership change	—	—	—	8	—	—	8	—	Other charges (gains), net / Equity in net earnings (loss) of affiliates
Actuarial (gain) loss on pension and postretirement plans	—	—	—	46	46	—	—	—	Cost of sales / SG&A / R&D
Restructuring	2	3	—	9	—	4	3	2	Cost of sales / SG&A / R&D / Other charges (gains), net
Other	—	1	—	—	—	—	3	(3)	(Gain) loss on disposition, net / Equity in net earnings (loss) of affiliates
Certain Items attributable to Celanese Corporation	5	18	13	167	57	27	18	65
______________________________

(1)	Primarily associated with Hurricane Harvey.

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2017
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			843

Adjusted EBIT (Table 1)			1,356
Adjusted effective tax rate (Table 3a)			16%
Adjusted EBIT tax effected			1,139

	2017	2016	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	326	118	222
Long-term debt, net of unamortized deferred financing costs	3,315	2,890	3,103
Celanese Corporation stockholders' equity	2,887	2,588	2,738
Invested capital			6,063

Return on invested capital (adjusted)			18.8%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			13.9%